UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2026
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	N/A (1)
(1) On June 22, 2026, the registrant filed a Form 25 with the Securities and Exchange Commission to delist its common stock and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934 which became effective on July 2, 2026. The registrant’s common stock will be deregistered under Section 12(b) 90 days after the Form 25 filing.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
As previously disclosed on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 1, 2026, Origin Materials, Inc. (the “Company” or “Origin”) announced that its Board of Directors (the “Board”) had approved the dissolution and liquidation of the Company (the “Dissolution”) pursuant to a plan of complete liquidation and dissolution (the “Plan of Dissolution”), subject to shareholder approval. In connection with the Dissolution, the Company filed a Form 25 with the Securities and Exchange Commission (the “SEC”) on June 22, 2026, which removed our common stock from listing on Nasdaq, effective July 2, 2026. The Company expects to file a Form 15 with the SEC on or before July 16, 2026 to terminate its registration under Section 15(d) of the Exchange Act Deregistration under Section 15(d) will become effective 90 days after the filing of the Form 15.
Item 3.02 Unregistered Sales of Equity Securities.
On July 7, 2026, the Company and its General Counsel, Joshua Lee (the “Purchaser”), entered into a Series A Junior Preferred Stock Purchase Agreement (the “Stock Purchase Agreement”) for the purchase of one share of Series A Junior Preferred Stock, par value $0.0001 per share, for a purchase price of $0.01 per share.
The closing occurred on July 7, 2026, concurrently with execution of the Stock Purchase Agreement. The Series A Junior Preferred Stock ranks, with respect to rights upon a liquidation, dissolution or winding up of the Company, senior to the Common Stock, and any other class or series of capital stock established by the Company in the future, the terms of which specifically provide that such series ranks junior to the Series A Junior Preferred Stock as to the distribution of assets upon the Company’s liquidation, dissolution or winding up. The Series A Junior Preferred Stock ranks on parity with any class or series of capital stock that the Corporation may establish in the future the terms of which specifically provide that such class or series ranks on parity with the Series A Junior Preferred Stock with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. No dividends will be paid on the Series A Junior Preferred Stock. Subject to the prior rights of any other class or series of capital stock of the corporation, upon a liquidation, dissolution or winding up of the Company, the Series A Junior Preferred Stock entitles the holder to $0.01 (payable out of funds legally available therefor) before any distribution or payment may be made to the holders of Common Stock. The holder of the share of Series A Junior Preferred Stock is prohibited from directly or indirectly, transferring the share, or any interest in such share (by sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, bequest, devise or descent, by operation of law or by any other transfer or disposition of any kind, including to any receivers, creditors, trustees in bankruptcy or other insolvency proceeding) to any other person or entity without the prior consent of the Board.
The Company amended and restated the Plan of Dissolution, previously announced in the Company’s Current Report on Form 8-K filed on May 1, 2026, to reflect the issuance of the share of Series A Junior Preferred Stock.

Additional information pertaining to the Series A Junior Preferred Stock is contained in Item 3.03 of this Current Report and is incorporated herein by reference. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 10.1. The brief description of the terms and conditions of the Securities Purchase Agreement in this Current Report is qualified in its entirety by the terms of the Stock Purchase Agreement.
The Series A Junior Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.03 Material Modification to Rights of Security Holders.
The Company issued one share of Series A Junior Preferred Stock pursuant to the Stock Purchase Agreement referenced in Item 3.02 of this Current Report and the certificate of designation (the “Certificate of Designation”) for the Series A Junior Preferred Stock. The Series A Junior Preferred Stock share will be treated as a single class and series for all purposes of the Certificate of Designation, including voting and amendment.
The following is a summary description of the powers, preferences and rights of the Series A Junior Preferred Stock and the general effect of the issuance of such stock on the Company’s other classes of securities. This description is a summary and, as such, does not purport to be complete and is subject to, and is qualified in its entirety, by reference to all of the terms and conditions of the Series A Junior Preferred Stock in the related Certificate of Designation, which is filed as Exhibit 3.1 hereto. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to them in the Certificate of Designation.
At any meeting of stockholders at which the dissolution of the Company is submitted to a vote of the holders of Common Stock (a “Dissolution Meeting”), the Series A Junior Preferred Stock entitles the holder, as such, to vote together with the holders of Common Stock (and any other class or series of the Company’s capital stock entitled to vote together with the Common Stock), as a single class, on any matter submitted to a vote of the holders of Common Stock (other than the election or removal of directors). To the extent the holder of the Series A Junior Preferred Stock votes in accordance with the formula described below (the “Voting Formula”), on each matter submitted to a vote of the holders of Common Stock at a Dissolution Meeting (other than the election of directors), the Series A Junior Preferred Stock entitles the holder, as such, to cast a number of votes equal to the number of shares of Common Stock outstanding on the record date for determining the stockholders entitled to vote at the Dissolution Meeting (such number of votes, the “Votes”).
The Voting Formula provides that the holder of the Series A Junior Preferred Stock shall cast the Votes in a manner that is proportionate to the manner in which all shares of Common Stock present, in person or by proxy, at a Dissolution Meeting are voted with respect to such matter, such that the Votes shall reflect the voting results with respect to “shares voted for,” “shares voted against,” and “shares abstained” (if any) proportionate to such aggregate voting results of the Common Stock present, in person or by proxy, on such matter.
The Certificate of Designation provides that the holder of the Series A Junior Preferred Stock is not entitled to vote on any matter at a Dissolution Meeting in a manner inconsistent with the Voting Formula, but will be deemed to have the voting power equal to the Votes for purposes of establishing quorum. Once the dissolution of the Company has been approved at a Dissolution Meeting, the Series A Junior Preferred Stock will no longer entitle the holder to vote on any matter except as required by law.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the planned Dissolution, John Bissell, Kathy Fish, John Hickox, Craig Rogerson, and Jim Stephanou informed the Company on July 9, 2026 that they will step down from the Board of the Company, effective July 31, 2026. These departures are not due to any disagreement with the Company on any matter.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 6, 2026, the Board amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws modified the provisions for voting at all meetings of stockholders, except where otherwise provided by statute or by the Company’s Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws, to provide that (1) the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of one-third (1/3) of the voting power of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business; (2) in the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the voting power of the shares represented thereat, but no other business shall be transacted at such meeting; (3) except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or the Company’s Amended and Restated Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders; (4) where a separate vote by a class or classes or series is required, except where otherwise provided by statute or by the Company’s Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws, the holders of one-third (1/3) of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Prior to the amendment and restatement, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock, class or classes or series entitled to vote constituted a quorum for the transaction of business; and (5) except where otherwise provided by statute or by the Company’s Amended and Restated Certificate of Incorporation or its Amended and Restated Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the voting power of the shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.
The foregoing brief description of the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, filed as Exhibit 3.2 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series A Junior Preferred Stock of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Series A Junior Preferred Stock Purchase Agreement dated July 7, 2026 between Origin Materials, Inc. and Joshua Lee

104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: July 10, 2026

	By:	/s/ Joshua Lee
Joshua Lee
General Counsel, Secretary